UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 13, 2004

Date of Report (Date of earliest event reported)

NOVASTAR FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300, Kansas City, MO 64114

(Address of principal executive offices)

(Zip Code)

(816) 237-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Pursuant to Item 2.03 of Form 8-K, NovaStar Financial, Inc. is hereby furnishing, as an Exhibit to this current report on Form 8-K, a copy of its press release.

Item 9.01 (c) - Exhibit

99.1	Press Release dated September 13, 2004 “NovaStar Closes $2.2 billion Asset Backed Securitization.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.

DATE: September 13, 2004	/s/ Gregory S. Metz
Gregory S. Metz
Chief Financial Officer

Exhibit Index

Exhibit Number
99.1	Press Release dated September 13, 2004 “NovaStar Closes $2.2 billion Asset Backed Securitization.”